                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ RICHARD R. SLAGER
                                           --------------------------
                                           Richard R. Slager
                                           Chairman of the Board and
                                           Chief Executive Officer

                                                                    EXHIBIT 24.2



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ PETE A. KLISARES
                                           -------------------------------------
                                           Pete A. Klisares
                                           President and Chief Operating Officer

                                                                    EXHIBIT 24.3



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ MARK N. MACE
                                           ----------------------------------
                                           Mark N. Mace
                                           Senior Vice President, Finance and
                                           Treasurer

                                                                    EXHIBIT 24.4



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ CHARLES H. MCCREARY
                                           --------------------------
                                           Charles H. McCreary
                                           Director and Secretary

                                                                    EXHIBIT 24.5



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ JOHN S. CHRISTIE
                                           --------------------------
                                           John S. Christie
                                           Director

                                                                    EXHIBIT 24.6



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ BERNADINE P. HEALY
                                           --------------------------
                                           Bernadine P. Healy
                                           Director

                                                                    EXHIBIT 24.7



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ DAVID H. HOAG
                                           -----------------
                                           David H. Hoag
                                           Director

                                                                    EXHIBIT 24.8



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ JOHN H. MCCONNELL
                                           ---------------------
                                           John H. McConnell
                                           Director

                                                                    EXHIBIT 24.9



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ JAMES V. PICKETT
                                           --------------------
                                           James V. Pickett
                                           Director

                                                                   EXHIBIT 24.10



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ HAROLD A. POLING
                                           --------------------
                                           Harold A. Poling
                                           Director

                                                                   EXHIBIT 24.11



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ MICHAEL H. THOMAS
                                           --------------------------
                                           Michael H. Thomas
                                           Director

                                                                   EXHIBIT 24.12



                                POWER OF ATTORNEY


The undersigned director and/or officer of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager and Mark N. Mace, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing requirements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1998 Form 10-K and any and all amendments to such 1998 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /S/ ROBERT D. WALTER
                                           --------------------
                                           Robert D. Walter
                                           Director